Confidential | for discussion purposes only GOLUB CAPITAL DIRECT LENDING UNLEVERED CORPORATION INVESTOR PRESENTATION QUARTER ENDED JUNE 30, 2022

2 Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward- looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that we will achieve similar results in the future. Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies including our and their ability to achieve our and their respective objectives as a result of the coronavirus ("COVID-19") pandemic; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the availability of equity and debt capital and our use of borrowed funds to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors, changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets, including changes from the impact of an inflationary economic environment and/or the COVID-19 pandemic; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; the ability of GC Advisors to continue to effectively manage our business due to the disruptions caused by the COVID-19 pandemic; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; general price and volume fluctuations in the stock market; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Disclaimer

3 Summary of Quarterly Results – GDLCU generated an annualized net investment income return on equity1 of 1.9% and an annualized net income return on equity1 of 1.5% during the quarter ended June 30, 2022. – For the quarter ended June 30, 2022, we made new investment commitments of $29.5 million in 16 portfolio companies. The fair value of investments as of June 30, 2022 was $22.2 million. The investment income yield2 for the three months ended June 30, 2022 was 7.7%. – For the quarter ended June 30, 2022, we closed on total investor capital subscriptions of $348.7 million and issued capital calls totaling $47.6 million (13.7% called capital ratio). Select Financial Data Quarter Ended June 30, 2022 New investment commitments $29,489,714 Fair value of investments as of June 30, 2022 $22,187,449 Net income (loss) $63,862 Net investment income $80,111 Earnings (loss) per weighted average share3 $0.06 Net investment income per weighted average share3 $0.07 Annualized return on equity – net income1 1.5% Annualized return on equity – net investment income1 1.9% Asset Mix of New Originations Senior Secured 0%* One Stop 97% Junior Debt4 0% Equity 3% * Represents an amount less than 1.0%. 1. Return on equity calculations are based on daily weighted average of total net assets during the period presented. 2. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest, fee income and amortization of capitalized fees and discounts, divided by the (b) daily average of total earning investments at fair value. 3. Per share data is calculated based on the daily weighted average shares outstanding during the period presented. 4. Junior debt consists of second lien and subordinated debt.

4 Quarterly Statements of Financial Condition As of June 30, 2022 (unaudited) Assets Investments, at fair value $22,187,449 Cash 25,654,757 Other assets 190,194 Total Assets $48,032,400 Liabilities and Net Assets Distribution payable $63,862 Other liabilities 342,490 Total Liabilities 406,352 Total Net Assets 47,626,048 Total Liabilities and Net Assets $48,032,400 Net Asset Value per Share $15.00 Common shares outstanding 3,175,070

5 Quarterly Operating Results Quarter Ended June 30, 2022 (unaudited) Investment Income Interest income $79,932 Fee income 179 Total Investment Income $80,111 Expenses Base management fee, net of waiver $— Incentive fee, net of waiver — Incentive fee – capital gains — Other operating expenses 128,724 Other operating expenses reimbursement waiver1 (128,724) Total Expenses — Net Investment Income $80,111 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on foreign currency transactions ($4,087) Net unrealized appreciation (depreciation) on investments and foreign currency transactions (12,162) Net gain (loss) on investments and foreign currency transactions (16,249) Net increase/(decrease) in net assets resulting from operations $63,862 Per Share Data2 Earnings/(loss) per weighted average share $0.06 Net investment income per weighted average share $0.07 Distributions declared per share3 $0.04 Weighted average common shares outstanding 1,123,117 1. For the three months ended June 30, 2022, GC Advisors and Golub Capital waived reimbursement of $128,724 for any operating expenses and costs subject to reimbursement by the Company. 2. Per share data is calculated based on the daily weighted average shares outstanding during the period presented. 3. Per share data are based on (i) the total distributions paid for each respective record date during the period presented divided by (ii) the total number of shares outstanding on each respective record date. Please see slide titled, “Common Stock and Distribution Information” included in this presentation for details on the distributions declared during the period.

6 Common Stock and Distribution Information Distributions Paid Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount May 6, 2022 May 6, 2022 April 2022 734,061.334 July 8, 2022 $0.0001 $47 May 6, 2022 May 20, 2022 May 2022 734,061.334 July 8, 2022 0.0106 7,794 Total for Quarter Ended June 30, 2022 $0.0107 $7,841 Distributions Declared Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount May 6, 2022 June 24, 2022 June 2022 2,128,923.334 September 15, 2022 $0.0263 $56,021 May 6, 2022 July 19, 2022 July 20221 3,175,069.867 September 15, 2022 TBD TBD August 5, 2022 August 30, 2022 August 20222 TBD November 23, 2022 TBD TBD August 5, 2022 September 20, 2022 September 20223 TBD November 23, 2022 TBD TBD August 5, 2022 October 18, 2022 October 20224 TBD December 29, 2022 TBD TBD 1. On May 6, 2022, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of July 31, 2022 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) for the period July 1, 2022 through July 31, 2022 and the payment of this distribution is $15.00 per share. 2. On August 5, 2022, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of August 31, 2022 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period August 1, 2022 through August 31, 2022 and the payment of this distribution is $15.00 per share. 3. On August 5, 2022, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of September 30, 2022 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period September 1, 2022 through September 30, 2022 and the payment of this distribution is $15.00 per share. 4. On August 5, 2022, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of October 31, 2022 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period October 1, 2022 through October 31, 2022 and the payment of this distribution is $15.00 per share.